Note 33 - Employee Benefits - DWS Share based Plans (Detail) - DWS Share-Based Plans [Domain Member]	Dec. 31, 2020 EUR (€) shares	Dec. 31, 2019 EUR (€) shares
DWS Share based Plans [Line Items]
Units (in thousands) | shares	1,254	2,087
Fair value	€ 10.68	€ 8.19
Share price	34.8	31.7
Exercise price	€ 24.65	€ 24.65
Expected volatility (weighted-average, in percent)	33.00%	34.00%
Expected life (weighted-average, in years)	5	6
Expected dividends (in percent of income)	65.00%	65.00%